Exhibit 99.1

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
EARNINGS SUMMARY
Interest Income	$1,740	$1,708	$1,646	$1,641	$1,656	$1,607	$1,558	$1,559	$6,735	$6,380	$6,128
Interest Expense	312	321	332	349	361	362	367	390	1,314	1,480	1,562
Net Interest Income	1,428	1,387	1,314	1,292	1,295	1,245	1,191	1,169	5,421	4,900	4,566

Discount/Interchange Revenue	559	526	519	471	530	505	498	441	2,075	1,974	1,807
Rewards	318	273	246	231	237	223	218	207	1,068	885	750
Discount and Interchange Revenue, net	241	253	273	240	293	282	280	234	1,007	1,089	1,057
Protection Products Revenue	98	104	102	103	107	107	106	108	407	428	413
Loan Fee Income	83	82	78	81	86	88	80	85	324	339	328
Transaction Processing Revenue	55	58	56	49	53	43	45	42	218	183	154
Other Income	111	121	43	38	36	37	42	49	313	164	154
Total Other Income	588	618	552	511	575	557	553	518	2,269	2,203	2,106

Revenue Net of Interest Expense	2,016	2,005	1,866	1,803	1,870	1,802	1,744	1,687	7,690	7,103	6,672

Provision for Loan Losses	370	136	262	84	302	331	(16)	362	852	979	3,105

Employee Compensation and Benefits	280	275	253	246	234	241	227	222	1,054	924	807
Marketing and Business Development	187	174	121	128	145	136	127	124	610	532	482
Information Processing & Communications	77	71	71	72	70	64	67	65	291	266	257
Professional Fees	115	108	108	104	112	106	104	99	435	421	346
Premises and Equipment	22	19	19	18	17	19	17	18	78	71	70
Other Expense	122	194	186	104	101	78	95	74	606	348	245
Total Other Expense	803	841	758	672	679	644	637	602	3,074	2,562	2,207

Income Before Income Taxes	843	1,028	846	1,047	889	827	1,123	723	3,764	3,562	1,360
Tax Expense	304	391	321	397	331	316	401	254	1,413	1,302	539
Net Income	$539	$637	$525	$650	$558	$511	$722	$469	$2,351	$2,260	$821

Net Income Allocated to Common Stockholders	$530	$631	$520	$644	$551	$507	$714	$463	$2,325	$2,235	$730

Effective Tax Rate	36.1%	38.0%	37.9%	37.9%	37.2%	38.2%	35.7%	35.1%	37.5%	36.6%	39.6%

Net Interest Margin	9.40%	9.39%	9.28%	9.09%	8.98%	9.19%	9.11%	9.05%	9.29%	9.08%	9.13%
ROE	22%	28%	24%	30%	27%	26%	38%	27%	26%	30%	13%

Ending Common Shares Outstanding	498	505	515	530	529	535	546	546	498	529	545
Weighted Average Common Shares Outstanding	500	510	523	530	529	538	546	545	516	540	544
Weighted Average Common Shares Outstanding (fully diluted)	502	511	524	531	530	539	546	546	517	541	548

PER SHARE STATISTICS
Basic EPS	$1.06	$1.24	$0.99	$1.22	$1.04	$0.94	$1.31	$0.85	$4.51	$4.14	$1.34
Diluted EPS	$1.06	$1.24	$0.99	$1.21	$1.04	$0.94	$1.31	$0.85	$4.50	$4.13	$1.33
Common Stock Price (period end)	$38.55	$39.73	$34.58	$33.34	$24.00	$22.94	$26.75	$24.12	$38.55	$24.00	$18.53
Book Value per share	$19.83	$18.18	$17.36	$16.41	$15.80	$14.97	$14.20	$12.84	$19.83	$15.80	$12.05

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$811	$980	$796	$999	$841	$791	$1,080	$679	$3,586	$3,391	$1,217
Payment Services	32	48	50	48	48	36	43	44	178	171	143
Total	$843	$1,028	$846	$1,047	$889	$827	$1,123	$723	$3,764	$3,562	$1,360

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	501	471	462	417	473	445	431	384	1,851	1,733	1,613
PULSE Network	1,067	1,105	1,128	1,028	989	936	973	946	4,328	3,844	3,387
Total	1,568	1,576	1,590	1,445	1,462	1,381	1,404	1,330	6,179	5,577	5,000

NETWORK VOLUME
PULSE Network	$40,441	$40,365	$41,207	$38,550	$36,579	$34,419	$35,586	$34,748	$160,563	$141,332	$120,716
Network Partners 1	2,456	2,228	2,195	2,004	2,060	1,976	1,873	1,679	8,883	7,588	6,893
Diners Club International 2	7,204	7,038	7,184	7,067	7,411	7,375	7,456	6,992	28,493	29,234	27,224
Total Payment Services	50,101	49,631	50,586	47,621	46,050	43,770	44,915	43,419	197,939	178,154	154,833
Discover Network - Proprietary	29,746	27,662	27,279	24,690	28,205	26,575	26,182	23,090	109,377	104,052	96,268
Total	$79,847	$77,293	$77,865	$72,311	$74,255	$70,345	$71,097	$66,509	$307,316	$282,206	$251,101

1 Network Partners was formerly referred to as Third-Party Issuers. The reference has been changed to better reflect the nature of the volume included. The composition, however, has not changed.

2 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$9,106	$13,722	$13,695	$13,243	$8,993	$10,782	$10,372	$12,443	$10,055
Total Loan Receivables	62,598	59,634	58,051	56,642	59,372	56,495	53,233	51,890	53,590
Allowance for Loan Losses	(1,788)	(1,731)	(1,898)	(1,971)	(2,245)	(2,337)	(2,432)	(2,987)	(3,278)
Net Loan Receivables	60,810	57,903	56,153	54,671	57,127	54,158	50,801	48,903	50,312
Premises and Equipment, net	538	522	497	489	481	469	470	459	463
Goodwill and Intangible Assets, net	475	478	471	441	442	444	446	448	450
Other Assets	2,562	2,544	2,422	2,348	2,430	2,258	2,206	2,422	2,569
Total Assets	$73,491	$75,169	$73,238	$71,192	$69,473	$68,111	$64,295	$64,675	$63,849

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,031	$27,737	$27,588	$27,541	$26,502	$25,180	$23,242	$22,152	$20,907
Brokered Deposits and Other Deposits	14,182	14,329	14,179	13,028	13,096	14,023	12,016	12,920	13,577
Deposits	42,213	42,066	41,767	40,569	39,598	39,203	35,258	35,072	34,484
Borrowings	17,993	19,966	19,057	18,733	18,265	18,095	18,543	20,018	20,189
Accrued Expenses and Other Liabilities	3,412	3,960	3,474	3,187	3,252	2,801	2,747	2,583	2,611
Total Liabilities	63,618	65,992	64,298	62,489	61,115	60,099	56,548	57,673	57,284
Total Equity	9,873	9,177	8,940	8,703	8,358	8,012	7,747	7,002	6,565
Total Liabilities and Stockholders' Equity	$73,491	$75,169	$73,238	$71,192	$69,473	$68,111	$64,295	$64,675	$63,849

BALANCE SHEET STATISTICS
Total Common Equity	$9,313	$9,177	$8,940	$8,703	$8,358	$8,012	$7,747	$7,002	$6,565
Total Common Equity/Total Assets	12.7%	12.2%	12.2%	12.2%	12.0%	11.8%	12.0%	10.8%	10.3%
Total Common Equity/Net Loans	15.3%	15.8%	15.9%	15.9%	14.6%	14.8%	15.3%	14.3%	13.0%

Tangible Assets	$73,015	$74,691	$72,767	$70,751	$69,031	$67,667	$63,849	$64,227	$63,399
Tangible Common Equity 1	$8,838	$8,699	$8,469	$8,262	$7,916	$7,568	$7,301	$6,554	$6,115
Tangible Common Equity/Tangible Assets 1	12.1%	11.6%	11.6%	11.7%	11.5%	11.2%	11.4%	10.2%	9.6%
Tangible Common Equity/Net Loans 1	14.5%	15.0%	15.1%	15.1%	13.9%	14.0%	14.4%	13.4%	12.2%
Tangible Common Equity per share 1	$17.75	$17.23	$16.45	$15.58	$14.96	$14.14	$13.38	$12.01	$11.23

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	16.8%	17.1%	17.1%	17.3%	16.3%	16.5%	17.0%	16.0%	14.9%
Tier 1 Risk Based Capital Ratio	14.5%	13.9%	13.9%	14.0%	13.0%	13.1%	13.5%	12.5%	11.4%
Tier 1 Common Capital Ratio 2	13.6%	13.9%	13.9%	14.0%	13.0%	13.1%	13.5%	12.5%	11.4%
Tier 1 Leverage Ratio	12.7%	11.9%	11.9%	11.9%	11.6%	11.6%	11.6%	10.4%	10.1%

LIQUIDITY
Liquidity Portfolio	$8,332	$12,449	$12,096	$11,888	$8,024	$9,777	$8,684	$9,382	$8,548
Undrawn Credit Facilities 3	17,237	16,657	16,493	15,596	15,395	14,680	13,787	14,314	12,754
Total Liquidity	$25,569	$29,106	$28,589	$27,484	$23,419	$24,457	$22,471	$23,696	$21,302

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

2 Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$62,598	$59,634	$58,051	$56,642	$59,372	$56,495	$53,233	$51,890	$62,598	$59,372	$53,590
Average Loans 1, 2	$60,477	$58,735	$56,929	$57,175	$57,235	$53,782	$52,462	$52,352	$58,336	$53,971	$50,028

Interest Yield	11.29%	11.39%	11.45%	11.39%	11.35%	11.71%	11.77%	11.95%	11.38%	11.69%	12.14%
Net Principal Charge-off Rate	2.06%	2.05%	2.37%	2.52%	2.72%	3.15%	4.12%	5.05%	2.24%	3.73%	7.31%
Net Principal Charge-off Rate excluding PCI Loans 3	2.24%	2.23%	2.60%	2.77%	3.00%	3.33%	4.37%	5.36%	2.45%	3.99%	7.31%
Delinquency Rate (over 30 days) 3	1.69%	1.73%	1.75%	1.97%	2.20%	2.34%	2.52%	3.15%	1.69%	2.20%	3.68%
Delinquency Rate (over 90 days) 3	0.82%	0.81%	0.87%	1.02%	1.11%	1.16%	1.33%	1.71%	0.82%	1.11%	1.97%
Net Principal Charge-off Dollars	$313	$303	$335	$358	$394	$426	$539	$653	$1,309	$2,012	$3,657
Net Interest and Fee Charge-off Dollars	$90	$90	$104	$118	$128	$143	$176	$215	$400	$663	$1,171
Loans Delinquent Over 30 Days 3	$981	$947	$929	$1,016	$1,192	$1,200	$1,266	$1,543	$981	$1,192	$1,859
Loans Delinquent Over 90 Days 3	$478	$447	$460	$524	$601	$593	$670	$835	$478	$601	$994

Allowance for Loan Loss (period end)	$1,788	$1,731	$1,898	$1,971	$2,245	$2,337	$2,432	$2,987	$1,788	$2,245	$3,278
Change in Loan Loss Reserves	$57	($167)	($73)	($274)	($92)	($95)	($555)	($291)	($457)	($1,033)	($552)
Reserve Rate 4	2.86%	2.90%	3.27%	3.48%	3.78%	4.14%	4.57%	5.76%	2.86%	3.78%	6.12%
Reserve Rate Excluding PCI Loans 3, 4	3.09%	3.16%	3.57%	3.82%	4.15%	4.56%	4.83%	6.11%	3.09%	4.15%	6.49%

CREDIT CARD LOANS
Ending Loans	$51,135	$48,434	$47,451	$46,242	$48,602	$45,988	$45,611	$44,477	$51,135	$48,602	$46,787
Average Loans	$49,173	$47,875	$46,484	$46,604	$46,583	$45,946	$44,953	$45,079	$47,539	$45,645	$45,708

Interest Yield	12.02%	12.14%	12.21%	12.21%	12.21%	12.32%	12.38%	12.57%	12.14%	12.37%	12.71%
Net Principal Charge-off Rate	2.31%	2.34%	2.72%	2.92%	3.18%	3.53%	4.65%	5.70%	2.56%	4.24%	7.79%
Delinquency Rate (over 30 days)	1.79%	1.83%	1.85%	2.10%	2.27%	2.43%	2.62%	3.30%	1.79%	2.27%	3.81%
Delinquency Rate (over 90 days)	0.90%	0.89%	0.94%	1.10%	1.16%	1.21%	1.40%	1.80%	0.90%	1.16%	2.05%
Net Principal Charge-off Dollars	$286	$281	$314	$338	$373	$409	$522	$633	$1,219	$1,937	$3,563
Loans Delinquent Over 30 Days	$917	$887	$879	$969	$1,104	$1,119	$1,194	$1,469	$917	$1,104	$1,781
Loans Delinquent Over 90 Days	$460	$431	$445	$508	$564	$558	$637	$801	$460	$564	$957

Allowance for Loan Loss (period end)	$1,613	$1,565	$1,739	$1,822	$2,101	$2,214	$2,316	$2,893	$1,613	$2,101	$3,183
Change in Loan Loss Reserves	$48	($174)	($83)	($279)	($113)	($102)	($577)	($290)	($488)	($1,082)	($534)
Reserve Rate	3.15%	3.23%	3.66%	3.94%	4.32%	4.81%	5.08%	6.50%	3.15%	4.32%	6.80%

Total Discover Card Volume	$31,085	$29,692	$28,579	$25,730	$28,755	$27,807	$27,435	$24,260	$115,086	$108,256	$99,280
Discover Card Sales Volume	$28,728	$27,109	$26,411	$23,891	$26,925	$25,760	$25,315	$22,330	$106,139	$100,330	$93,012

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010

FEDERAL STUDENT LOANS
Ending Loans	$-	$-	$-	$-	$706	$733	$751	$760	$-	$706	$785

PRIVATE STUDENT LOANS
Ending Loans	$7,774	$7,738	$7,491	$7,556	$7,349	$7,264	$4,576	$4,560	$7,774	$7,349	$4,088
Ending PCI Loans 1	$4,703	$4,828	$4,956	$5,079	$5,211	$5,274	$2,926	$2,988	$4,703	$5,211	$3,051

Interest Yield	6.48%	6.48%	6.49%	6.39%	6.53%	7.23%	7.41%	7.57%	6.46%	7.09%	5.77%
Net Principal Charge-off Rate	0.38%	0.26%	0.24%	0.15%	0.14%	0.24%	0.15%	0.10%	0.26%	0.15%	0.38%
Net Principal Charge-off Rate excluding PCI Loans 2	1.00%	0.74%	0.73%	0.48%	0.49%	0.63%	0.42%	0.31%	0.75%	0.47%	0.38%
Delinquency Rate (over 30 days) 2	1.22%	1.18%	1.03%	0.86%	0.72%	0.69%	0.59%	0.54%	1.22%	0.72%	0.69%

Reserve Rate	0.96%	0.86%	0.90%	0.76%	0.80%	0.63%	0.87%	0.42%	0.96%	0.80%	1.44%
Reserve Rate Excluding PCI Loans 2	2.44%	2.30%	2.67%	2.33%	2.76%	2.30%	2.41%	1.23%	2.44%	2.76%	5.69%

PERSONAL LOANS
Ending Loans	$3,296	$3,165	$2,978	$2,817	$2,699	$2,492	$2,283	$2,079	$3,296	$2,699	$1,915

Interest Yield	12.41%	12.41%	12.34%	12.28%	12.16%	12.02%	11.93%	11.78%	12.36%	11.99%	11.44%
Net Principal Charge-off Rate	2.47%	2.09%	2.25%	2.56%	2.60%	2.48%	2.83%	3.69%	2.34%	2.86%	5.50%
Delinquency Rate (over 30 days)	0.77%	0.77%	0.73%	0.82%	0.91%	0.84%	0.87%	1.13%	0.77%	0.91%	1.48%

Reserve Rate	3.02%	3.11%	3.03%	3.20%	3.14%	3.05%	3.30%	3.55%	3.02%	3.14%	3.94%

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
DIRECT BANKING

Interest Income	$1,740	$1,708	$1,646	$1,641	$1,656	$1,607	$1,558	$1,559	$6,735	$6,380	$6,128
Interest Expense	312	321	332	349	361	362	367	390	1,314	1,480	1,562
Net Interest Income	1,428	1,387	1,314	1,292	1,295	1,245	1,191	1,169	5,421	4,900	4,566
Other Income	501	530	465	429	492	487	479	442	1,925	1,900	1,835
Revenue Net of Interest Expense	1,929	1,917	1,779	1,721	1,787	1,732	1,670	1,611	7,346	6,800	6,401
Provision for Loan Losses	370	136	262	84	302	331	(16)	362	852	979	3,105
Total Other Expense	748	801	721	638	644	610	606	570	2,908	2,430	2,079
Income Before Income Taxes	$811	$980	$796	$999	$841	$791	$1,080	$679	$3,586	$3,391	$1,217

Net Interest Margin	9.40%	9.39%	9.28%	9.09%	8.98%	9.19%	9.11%	9.05%	9.29%	9.08%	9.13%
Pretax Return on Loan Receivables	5.34%	6.64%	5.63%	7.03%	5.84%	5.83%	8.26%	5.26%	6.15%	6.28%	2.43%

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Interest Expense	-	-	-	-	-	-	-	-	-	-	-
Net Interest Income	-	-	-	-	-	-	-	-	-	-	-
Other Income	87	88	87	82	83	70	74	76	344	303	271
Revenue Net of Interest Expense	87	88	87	82	83	70	74	76	344	303	271
Total Other Expense	55	40	37	34	35	34	31	32	166	132	128
Income Before Income Taxes	$32	$48	$50	$48	$48	$36	$43	$44	$178	$171	$143

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)

	Quarter Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010
GAAP total common equity	$9,313	$9,177	$8,940	$8,703	$8,358	$8,012	$7,747	$7,002	$6,565
Less: Goodwill	(286)	(287)	(287)	(255)	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(189)	(191)	(184)	(186)	(187)	(189)	(191)	(193)	(195)
Tangible common equity 1	$8,838	$8,699	$8,469	$8,262	$7,916	$7,568	$7,301	$6,554	$6,115
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	72	29	43	59	49	29	71	112	105
Total tier 1 common capital 2	$8,910	$8,728	$8,512	$8,321	$7,965	$7,597	$7,372	$6,666	$6,220

GAAP book value per share	$19.83	$18.18	$17.36	$16.41	$15.80	$14.97	$14.20	$12.84	$12.05
Less: Goodwill	(0.58)	(0.57)	(0.56)	(0.48)	(0.48)	(0.48)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.38)	(0.38)	(0.35)	(0.35)	(0.36)	(0.35)	(0.35)	(0.36)	(0.35)
Less: Preferred Stock	(1.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Tangible common equity per share	$17.75	$17.23	$16.45	$15.58	$14.96	$14.14	$13.38	$12.01	$11.23

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.